UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2005



                             AMCORE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-13393

          NEVADA                                                 36-3183870
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


                  501 Seventh Street, Rockford, Illinois 61104
                         Telephone number (815) 968-2241



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 2.02. Results of Operations and Financial Condition

AMCORE Financial, Inc. (the "Company") is furnishing herewith, in the earnings press release attached hereto as Exhibit 99.1, certain financial information for the period ended March 31, 2005, which is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

99.1     Press Release, dated April 14, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 14, 2005                           AMCORE Financial, Inc.

                                               (Registrant)







                            /s/  John R. Hecht
                            ------------------------------------------------
                            John R. Hecht
                            Executive Vice President and Chief Financial Officer (Duly authorized officer of the registrant and principal financial officer)










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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release, dated April 14, 2005.